SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

Commission file number 1-8777

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	95-1613718

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2027 Harpers Way, Torrance, California	90501

(Address of principal executive officer)	(Zip Code)

Registrant’s telephone number, including area code (310) 533-0474

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 7, 2004.

ITEM 9. REGULATION FD DISCLOSURE

On September 7, 2004, Virco Mfg. Corporation issued a press release reporting its financial results for the quarter ended July 31, 2004. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virco Mfg. Corporation
Date: September 8, 2004	By:	/s/ Robert A. Virtue
Robert A. Virtue
Chief Executive Officer and Chairman of the Board of Directors

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated September 7, 2004.

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